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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   June 2, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   33-8420-D              84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



                        20750 Ventura Boulevard, Suite 202
                        Woodland Hills, California  91364
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (818) 710-9813
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 8.  CHANGE IN FISCAL YEAR.

     In the original Form 8-K, the Company reported that on June 2, 1999, the Company's Board of Directors decided to change the fiscal year end from May 31 to March 31 since March 31 is the year end of Relay Business Sytems Ltd, the UK-based company which was acquired in March 1999.

     In fact, the Board made this decision on or about May 28, 1999, and the Company's legal counsel inadvertently dated the Consent Minutes June 2, 1999. These minutes have subsequently been corrected to reflect the correct date of May 28, 1999.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     e-MedSoft.com



Dated:  July 7, 1999                 By:/s/ Margaret A. Harris
                                        Margaret A. Harris, Chief
                                        Financial Officer